SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On September 29, 2006, FTI Consulting, Inc. (“FTI”) entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), among FTI, the Guarantors named therein, the Lenders named therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer providing for a revolving line of credit of $150.0 million, including swing line loans and letter of credit facility, maturing on September 30, 2011. The Credit Agreement amends and restates the amended and restated credit agreement entered into as of November 28, 200, as further amended, supplemented from time to time, with Bank of America, as administrative agent, and Wachovia Bank, SunTrust Bank, Comerica Bank, Sovereign Bank, National City Bank, PNC Bank and U.S. Bank, as lenders. FTI’s obligations under the Credit Agreement are guaranteed by substantially all of its domestic subsidiaries pursuant to the Credit Agreement. FTI’s obligations will be secured by substantially all of the assets of its domestic subsidiaries pursuant to the Amended and Restated Security Agreement dated as of September 29, 2006 (“Security Agreement”), by and among the parties identified as “Grantors” on the signature pages thereto and such other parties as may become Grantors after the date thereof and Bank of America, N.A., as administrative agent for the holders of the secured obligations and the Amended and Restated Pledge Agreement dated as of September 29, 2006 (“Pledge Agreement”), by and among the parties identified as “Pledgors” on the signature pages thereto and such other parties as may become Pledgors hereunder after the date thereof and Bank of America, N.A., as administrative agent for the holders of the secured obligations.

The borrowings under the Credit Agreement will bear interest on the outstanding principal amount for each interest period as follows: (A) for each Eurodollar Rate Loan at a rate per annum equal to the sum of (a) the Eurodollar Rate for such interest period plus (b) the applicable rate; and (B) for each Base Rate Loan at a rate per annum equal to (a) the base rate plus (b) the applicable rate; and (C) each Swing Line Loan at a rate per annum equal to the (a) base rate plus (b) the applicable rate. The Eurodollar Rate will be determined by Bank of America by dividing the British Bankers Association LIBOR Rate for the day two days prior to commencement of the interest period, by one minus the Eurodollar Reserve Percentage published by the Federal Reserve Bank in effect on such day. The Base Rate means a fluctuating rate per annum equal to the higher of (i) the Federal Funds rate plus 50 bases points and (ii) the rate of interest in effect for such day as the prime rate announced by Bank of America. The Applicable Rate means certain percentages established by Bank of America in the Credit Agreement. FTI will not be subject to any penalties for early payment of debt under the Credit Agreement.

The Credit Agreement also adjusts our financial covenants and effects certain other changes. The Credit Agreement contains financial, affirmative and negative covenants that we believe are usual and customary for a senior secured credit agreement. The negative covenants include, among other things, limitations on our ability to: (a) incur additional indebtedness; (b) make investments; (c) create liens; (d) pay dividends;

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(e) make distributions or repurchases of our capital stock; (f) consolidate, merge or sell all or substantially all of our assets; (g) guarantee obligations of other entities; (h) enter into hedging agreements; (i) enter into transactions with our affiliates; (x) fundamental change; (j) certain restricted payments; (k) transactions with affiliates and insiders; and (l) engage in any business other than the consulting business. In addition, the Credit Agreement requires FTI to comply with certain financial ratios and covenants, each as defined in the Credit Agreement, including, among other things: (i) consolidated total indebtedness to consolidated earnings before interest, taxes, depreciation and amortization, or EBITDA; (ii) consolidated total funded senior indebtedness to consolidated EBITDA; (iii) consolidated fixed charges; and (iv) maintenance of a minimum consolidated net worth. The Credit Agreement also includes customary default provisions.

Affiliates of Bank of America, N.A., Deutsche Bank Trust Company Americas, Wachovia Bank, N.A. and other lenders may have performed, and may in the future perform, investment banking and advisory or other services for FTI for which they have received or will receive customary fees and expenses.

The foregoing descriptions of the Credit Agreement, Security Agreement and Pledge Agreement are qualified in their entireties by reference to the complete copies of these agreements that are filed as Exhibits 10.1,10.2 and 10.3, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein. Capitalized terms that are not defined in this Current Report on Form 8-K have the meanings ascribed to them in the Credit Agreement.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.1	Amended and Restated Credit Agreement entered into as of September 29, 2006, among FTI Consulting, Inc., a Maryland corporation, the Guarantors (defined therein), the Lenders (defined therein) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer *

10.2	Amended and Restated Security Agreement dated as of September 29, 2006, by and among the parties identified as “Grantors” on the signature pages thereto and such other parties as may become Grantors after the date thereof and Bank of America, N.A., as administrative agent for the holders of the Secured Obligations*

10.3	Amended and Restated Pledge Agreement dated as of September 29, 2006, by and among the parties identified as “Pledgors” on the signature pages thereto and such other parties as may become Pledgors after the date thereof and Bank of America, N.A., as administrative agent for the holders of the Secured Obligations*

Exhibits, schedules (or similar attachments) to the agreement are not filed. FTI will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 2, 2006	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Credit Agreement entered into as of September 29, 2006, among FTI Consulting, Inc., a Maryland corporation, the Guarantors (defined therein), the Lenders (defined therein) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer *

10.2	Amended and Restated Security Agreement dated as of September 29, 2006, by and among the parties identified as “Grantors” on the signature pages thereto and such other parties as may become Grantors after the date thereof and Bank of America, N.A., as administrative agent for the holders of the Secured Obligations*

10.3	Amended and Restated Pledge Agreement dated as of September 29, 2006, by and among the parties identified as “Pledgors” on the signature pages thereto and such other parties as may become Pledgors after the date thereof and Bank of America, N.A., as administrative agent for the holders of the Secured Obligations*

Exhibits, schedules (or similar attachments) to the agreement are not filed. FTI will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.